                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

       ------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003

       ------------------------------------------------------------------

TO THE STOCKHOLDERS OF
  NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.:

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Government Income Term Trust 2004, Inc. (the "Company") will be held on Thursday, April 24, 2003 at 10:30 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect one Director to serve a three-year term of office; and

     (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     The Board of Directors of the Company has fixed the close of business on March 11, 2003 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposal to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                            By Order of the Board of Directors.

                                            ROBERT B. CARROLL
                                            Secretary

March 21, 2003

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE AND RETURN YOUR
                            PROXY CARD IMMEDIATELY.

     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                           One Bank of America Plaza
                        Charlotte, North Carolina 28255
                                 (800) 321-7854

       ------------------------------------------------------------------

                                Proxy Statement

                         Annual Meeting of Stockholders
                                 April 24, 2003

       ------------------------------------------------------------------

     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Nations Government Income Term Trust 2004, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on April 24, 2003 at 10:30 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Board of Directors has fixed March 11, 2003 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 11,743,141 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about March 21, 2003.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Capital Management, LLC ("BACAP"), the Company's investment adviser.

                         PROPOSAL: ELECTION OF DIRECTOR

     At the Annual Meeting, the Stockholders of the Company will be asked to vote for A. Max Walker as nominee for Director (the "Nominee") with a term to expire in 2006. If elected, the Nominee will serve until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are Thomas F. Keller, whose term will expire in 2005, and William H. Grigg, whose term will expire in 2004. Although the Board of Directors expects that the Nominee will be available for election, in the event of death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT THE NOMINEE.

THE BOARD OF DIRECTORS

     The Nominee, along with the other Directors, principal officers and significant employees of the Company are listed below together with their age, address, position held with the Company, principal occupation during the past five years, number of portfolios in the Nations Funds complex overseen by the Directors, and other principal business affiliations. All of the Directors of the Company are "independent."

                                                                                     NUMBER
                                                                                     OF
                                                                                     PORTFOLIOS
                                                                                     IN FUND
                      POSITION                                                       COMPLEX
                      HELD          TERM OF OFFICE                                   OVERSEEN
NAME, AGE             WITH THE      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  BY           OTHER DIRECTORSHIPS
AND ADDRESS           COMPANY       TIME SERVED      THE PAST FIVE YEARS             DIRECTOR     HELD BY DIRECTOR
-----------           ------------  ---------------  ------------------------------  ----------   --------------------
(Nominee)             Director      Term of Office:  Independent Financial               88       Chairman and
A. Max Walker         and           through the      Consultant.                                  Trustee, Nations
Age: 80               Chairman      Company's 2003                                                Funds Family (6
c/o Nations Funds     of the        annual                                                        other registered
One Bank of           Board         shareholder                                                   investment
America Plaza                       meeting or                                                    companies).
Charlotte, NC                       until his
28255                               successor shall
                                    be elected and
                                    shall qualify.
                                    Length of
                                    Service:
                                    30 years

William H. Grigg      Director      Term of Office:  Retired; Chairman Emeritus          88       Director, The
Age: 70                             through the      since July 1997, Chairman                    Shaw Group, Inc.;
c/o Nations Funds                   Company's        and Chief Executive Officer                  and Director and
One Bank of                         2003 annual      through July 1997 -- Duke                    Vice Chairman,
America Plaza                       shareholder      Power Co.                                    Aegis Insurance
Charlotte, NC                       meeting or                                                    Services, Ltd. (a
28255                               until his                                                     mutual fund
                                    successor shall                                               insurance company in
                                    be elected and                                                Bermuda); Trustee,
                                    shall qualify.                                                Nations Funds Family
                                                                                                  (6 other registered
                                    Length of                                                     investment
                                    Service:                                                      companies).
                                    12 years

                                                                                     NUMBER
                                                                                     OF
                                                                                     PORTFOLIOS
                                                                                     IN FUND
                      POSITION                                                       COMPLEX
                      HELD          TERM OF OFFICE                                   OVERSEEN
NAME, AGE             WITH THE      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  BY           OTHER DIRECTORSHIPS
AND ADDRESS           COMPANY       TIME SERVED      THE PAST FIVE YEARS             DIRECTOR     HELD BY DIRECTOR
-----------           ------------  ---------------  ------------------------------  ----------   --------------------
Thomas F. Keller      Director      Term of Office:  R.J. Reynolds Industries            88       Director, Wendy's
Age: 71                             through the      Professor of Business                        International, Inc.
c/o Nations Funds                   Company's        Administration, Fuqua                        (restaurant
One Bank of                         2003 annual      School of Business, Duke                     operating and
America Plaza                       shareholder      University since July 1974;                  franchising);
Charlotte, NC                       meeting or       Dean, Fuqua School of Business               Director, Dimon,
28255                               until his        Europe, Duke University, July                Inc. (tobacco);
                                    successor shall  1999 through June 2001.                      Director,
                                    be elected and                                                Biogen, Inc.
                                    shall qualify.                                                (pharmaceutical
                                                                                                  biotechnology);
                                    Length of                                                     Trustee, Nations
                                    Service:                                                      Funds Family (6
                                    11 years                                                      other registered
                                                                                                  investment
                                                                                                  companies).

Robert H. Gordon      President     Term of Office:  President of the Company,          n/a               n/a
Age: 41                             Indefinite       Nations Balanced Target
c/o Nations Funds                                    Maturity Fund, Inc., Nations
One Bank of                         Length of        Government Income Term Trust
America Plaza                       Service:         2003, Inc. and Hatteras Income
Charlotte, NC                       4 years          Securities, Inc. since March
28255                                                1998; President, Trustee and
                                                     Vice-Chairman of the Boards of
                                                     Nations Funds Trust, Nations
                                                     Separate Account Trust and
                                                     Nations Master Investment
                                                     Trust since October 2002;
                                                     Director, BACAP (or its
                                                     predecessors) since February
                                                     1998; President and Chief
                                                     Executive Officer, BACAP since
                                                     March 2002 and Co-Chairman of
                                                     the Board, BACAP since January
                                                     2000; Senior Vice-President,
                                                     BACAP 1995-February 1998;
                                                     Senior Vice President, Bank of
                                                     America since 1993.

                                                                                     NUMBER
                                                                                     OF
                                                                                     PORTFOLIOS
                                                                                     IN FUND
                      POSITION                                                       COMPLEX
                      HELD          TERM OF OFFICE                                   OVERSEEN
NAME, AGE             WITH THE      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  BY           OTHER DIRECTORSHIPS
AND ADDRESS           COMPANY       TIME SERVED      THE PAST FIVE YEARS             DIRECTOR     HELD BY DIRECTOR
-----------           ------------  ---------------  ------------------------------  ----------   --------------------
Edward D. Bedard      Chief         Term of Office:  Chief Financial Officer of the     n/a               n/a
Age: 45               Financial     Indefinite       Company, Nations Balanced
c/o Nations Funds     Officer                        Target Maturity Fund, Inc.,
One Bank of                         Length of        Nations Government Income Term
America Plaza                       Service:         Trust 2003, Inc. and Hatteras
Charlotte, NC                       6 years.         Income Securities, Inc. since
28255                                                1997; Chief Financial Officer
                                                     of Nations Funds Trust,
                                                     Nations Separate Account Trust
                                                     and Nations Master Investment
                                                     Trust since October 2002;
                                                     Director, BACAP (or its
                                                     predecessors) since 1997;
                                                     Senior Vice President, Chief
                                                     Operating Officer, BACAP since
                                                     1996; Chief Administrative
                                                     Officer and Treasurer, BACAP
                                                     since January 2000.

Gerald Murphy         Treasurer     Term of Office:  Treasurer of the Company,          n/a               n/a
Age: 42                             Indefinite       Nations Balanced Target
c/o Nations Funds                                    Maturity Fund, Inc., Nations
One Bank of                         Length of        Government Income Term Trust
America Plaza                       Service:         2003, Inc. and Hatteras Income
Charlotte, NC                       4 years.         Securities, Inc. since 1999;
28255                                                Treasurer of Nations Funds
                                                     Trust, Nations Separate
                                                     Account Trust and Nations
                                                     Master Investment Trust since
                                                     January 2003; Senior Vice
                                                     President, BACAP (or its
                                                     predecessors) since 1998; Vice
                                                     President, Citibank 1997-
                                                     December 1998; Director of
                                                     Financial Administration,
                                                     Playfair & Associates, LLC
                                                     1995-1997.

                                                                                     NUMBER
                                                                                     OF
                                                                                     PORTFOLIOS
                                                                                     IN FUND
                      POSITION                                                       COMPLEX
                      HELD          TERM OF OFFICE                                   OVERSEEN
NAME, AGE             WITH THE      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  BY           OTHER DIRECTORSHIPS
AND ADDRESS           COMPANY       TIME SERVED      THE PAST FIVE YEARS             DIRECTOR     HELD BY DIRECTOR
-----------           ------------  ---------------  ------------------------------  ----------   --------------------
Robert B. Carroll     Secretary     Term of Office:  Secretary of the Company,          n/a               n/a
Age: 43                             Indefinite       Nations Balanced Target
c/o Nations Funds                                    Maturity Fund, Inc., Nations
One Bank of                         Length of        Government Income Term Trust
America Plaza                       Service:         2003, Inc. and Hatteras Income
Charlotte, NC                       6 years.         Securities, Inc. since 1997;
28255                                                Secretary of Nations Funds
                                                     Trust, Nations Separate
                                                     Account Trust and Nations
                                                     Master Investment Trust since
                                                     January 2003; Associate
                                                     General Counsel, Bank of
                                                     America Corporation since
                                                     1999; Assistant General
                                                     Counsel, Bank of America
                                                     Corporation 1996-1999.

     Set forth in the table below is the dollar range of equity securities in the Company and the aggregate dollar range of equity securities in the Nations Funds closed-end fund family of investment companies owned by each Director.

                                                                           AGGREGATE DOLLAR RANGE
                                                          DOLLAR RANGE    OF EQUITY SECURITIES IN
                                                           OF EQUITY        ALL CLOSED-END FUNDS
                                                           SECURITIES       OVERSEEN BY DIRECTOR
                                                             IN THE             IN FAMILY OF
NAME OF DIRECTOR                                         COMPANY*(1)(3)   INVESTMENT COMPANIES*(2)
----------------                                         --------------   ------------------------
William H. Grigg.......................................        A                     B
Thomas F. Keller.......................................        A                     B
A. Max Walker..........................................        A                     A

---------------

*  Key to Dollar Ranges
   A. None
   B. $1--$10,000
   C. $10,001--$50,000
   D. $50,001--$100,000
   E. over $100,000
(1) This information has been furnished by each Director as of December 31, 2002 and all shares were valued as of December 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities and Exchange Act of 1934 (the "1934 Act").
(2) "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.
(3)  Less than 1% of the outstanding shares of the Company.

     As of December 31, 2002, no Director or their immediate family members owned beneficially or of record any class of securities in BACAP or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with BACAP.

     In 2002, each Director attended each of the four regular meetings of the Board.

COMMITTEES OF DIRECTORS

     The Board has an Audit Committee and a Governance Committee.

  Audit Committee

     The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended December 31, 2002. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an auditing standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended December 31, 2002 and the Company's accounting controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

     Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended December 31, 2002 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

     Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2002.

  Governance Committee

     The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended December 31, 2002.

     Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee. The Governance Committee did not meet during the fiscal year ended December 31, 2002.

COMPENSATION OF MANAGEMENT

     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 2002. Officers of the Company are employed by BACAP or its affiliates and receive no compensation or reimbursements from the Company.

                               COMPENSATION TABLE

                                                               PENSION OR                     TOTAL
                                                               RETIREMENT                 COMPENSATION
                                                                BENEFITS    ESTIMATED       FROM THE
                                                 AGGREGATE     ACCRUED AS     ANNUAL       COMPANY AND
                                                COMPENSATION    PART OF      BENEFITS       THE FUND
                                                  FROM THE        FUND         UPON       COMPLEX PAID
               NAME OF DIRECTOR                  COMPANY(1)     EXPENSES    RETIREMENT   TO DIRECTORS(2)
               ----------------                 ------------   ----------   ----------   ---------------
William H. Grigg..............................     $3,500       $    N/A     $    N/A       $136,400
Thomas F. Keller..............................     $3,000       $    N/A     $    N/A       $135,900(3)(4)
A. Max Walker.................................     $3,500       $    N/A     $    N/A       $156,750(5)

---------------

(1) The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
(2) The Fund Complex consists of 7 registered investment companies, including the Company (which house an aggregate of 88 series).
(3)  Includes $114,287 deferred compensation.
(4) This amount does not include deferred compensation of $211,353 pursuant to the termination of the Nations Funds retirement plan on January 1, 2002.
(5) This amount does not include deferred compensation of $240,169 pursuant to the termination of the Nations Funds retirement plan on January 1, 2002.

                                 VOTING MATTERS

PROCEDURAL MATTERS

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 11,743,141 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The Nominee will be elected by a majority of the shares voted.

     Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as a Director of the Company the Nominee named in the Proxy Statement for the term indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, the proposal.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BACAP. Compensation for such services will be paid by the Company or BACAP, except that officers or employees of the Company will not be compensated for performing such services.

                               OTHER INFORMATION

SUBSTANTIAL STOCKHOLDERS

     The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: (i) Sit Investment Associates, Inc., 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, beneficially owns (based on a Schedule 13G filing made on January 13, 2003), as a result of shared dispositive voting power, 670,100 shares of the Company equaling 5.58% of the Company's outstanding shares; and (ii) Karpus Management, Inc. d/b/a Karpus Investment Management, 183 Sullys Trail, Pittsford, New York 14534, beneficially owns (based on a Schedule 13D/A filing made on March 7, 2003), as a result of shared dispositive voting power, 836,400 shares of the Company equaling 7.12% of the Company's outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the officers and directors of the Company and BACAP, and affiliated persons of BACAP, and persons who beneficially own more than 10% of the Company's shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2002, all filing requirements applicable to such persons were complied with.

ADDITIONAL INFORMATION

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

     BACAP, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser of the Company.

FUTURE STOCKHOLDER PROPOSALS

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2004, such proposal must be received by the Company on or before November 17, 2003.

SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Representatives of PwC are not expected to be present at the Annual Meeting.

     Audit Fees. The aggregate fees for the most recent fiscal year ended December 31, 2002 for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $33,200.

     Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BACAP and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

     All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $48,000. These fees include fees for non-audit services provided to the Company, BACAP, and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company.

     In connection with the provision of services related to financial information systems design and implementation and other non-audit services, the Audit Committee has considered that the provision of such services to the Company, BACAP and/or any entity controlling, controlled by or under common control with BACAP that provides services to the Company is compatible with maintaining the independence of PwC.

OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                   PROXY CARD
                 NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003


         The undersigned hereby appoints each of Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Government Income Term Trust 2004, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:30 a.m. (Eastern time) on Thursday, April 24, 2003, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MARCH 21, 2003.


THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.



                            (Continued on other side)

(1) ELECTION OF DIRECTOR

                                    Please vote by filling in the boxes below
Nominee                             FOR                   WITHHOLD AUTHORITY
A. Max Walker                       [ ]                          [ ]


         In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                     ____________________________________, 2003
                                       (Please Date)

                                    Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                    ____________________________________

                                    ____________________________________
                                             Signature(s)